SMITH BARNEY INCOME FUNDS (the "Trust")
on behalf of the
Smith Barney Convertible Fund (the "Fund")

Supplement dated November 23, 1999
to Prospectus dated November 27, 1998

On November 22, 1999, the shareholders of the Fund approved a Sub-Investment Advisory Agreement ("Agreement"), with Salomon Brothers Asset Management Inc. ("SaBAM"). The Agreement will be in effect for an initial two-year period ending on November 22, 2001, and may continue thereafter from year to year only if specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and in either event, the vote of a majority of the non-interested Trustees.

As sub-adviser, SaBAM will assist SSB Citi Fund Management LLC the Fund's investment adviser, in managing the Fund's portfolio in accordance with the Fund's investment objective and policies, subject to the supervision and direction of the Board of Trustees.

Also, the Board of Trustees of the Trust at a meeting held on September 17, 1999 approved certain changes to the Fund's non-fundamental policies to take effect upon shareholder approval of the Agreement. These included the (i) elimination of credit restrictions in the Fund; (ii) increasing the limit of foreign securities to 25% of the value of the Fund's portfolio from 10%;
(iii) increasing the limit of warrants to 10% of the Fund for listed warrants and 5% for non-listed warrants from, respectively, 5% and 2%; and (iv) elimination of any limit on the amount of percentage ownership of companies that have not been in business for three years.

The above information supplements and to the extent inconsistent therewith replaces the information set forth in the Fund's
Prospectus and the Trust's Statement of Additional Information.




FD 01758


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